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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): March 12, 2007


                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

             0-29785                                  84-0605867
     (Commission File Number)             (IRS Employer Identification No.)

                 4018 JINTIAN ROAD, ANLIAN PLAZA 12F SUITE B02,
                            FUTIAN DISTRICT SHENZHEN
                       PEOPLE'S REPUBLIC OF CHINA, 518026
   --------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                              011-86-451-8666-6601
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               (Registrant's telephone number including area code)

                               NO. 308 XUEFU ROAD
                                NANGANG DISTRICT
   --------------------------------------------------------------------------
   (Registrant's former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 12, 2007, American Oriental Bioengineering Inc. (the "Company"), issued a press release and hosted a conference call during which the Company's operating results for the fourth quarter of 2006 and the year ended December 31, 2006 were discussed. The Company also provided guidance for the first quarter of 2007 and the 2007 fiscal year. A copy of the press release is attached hereto as
EXHIBIT 99.1, and a transcript of the conference call is attached hereto as
EXHIBIT 99.2.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                  DESCRIPTION
-----------                  -----------

99.1 Press Release dated March 12, 2006 - AMERICAN ORIENTAL BIOENGINEERING REPORTS FOURTH QUARTER AND FULL YEAR 2006 FINANCIAL RESULTS
                           -- REVENUE INCREASED 108.7% TO $41.3 MILLION IN 4Q06 AND 101.3% TO $110.2 MILLION IN FY06 --
                           -- 4Q06 NET INCOME INCREASED 161.1% TO $10.9 MILLION, OR $0.17 PER DILUTED SHARE -- -- FY06 NET INCOME INCREASED 117.5% TO $29.2 MILLION, OR $0.46 PER DILUTED SHARE --
                           -- COMPANY PROVIDES FINANCIAL OUTLOOK FOR 1Q07 AND FY07 --

99.2              March 12, 2007 - conference call transcript

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN ORIENTAL BIOENGINEERING INC.

                                    By:  /s/ Yanchun Li
                                         ---------------------------------------
                                    Name:   Yanchun Li
                                    Title:  Chief Operating Officer and
                                            Acting Chief Financial Officer

Dated: March 16, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
-----------                  -----------

99.1 Press Release dated March 12, 2006 - AMERICAN ORIENTAL BIOENGINEERING REPORTS FOURTH QUARTER AND FULL YEAR 2006 FINANCIAL RESULTS
                           -- REVENUE INCREASED 108.7% TO $41.3 MILLION IN 4Q06 AND 101.3% TO $110.2 MILLION IN FY06 --
                           -- 4Q06 NET INCOME INCREASED 161.1% TO $10.9 MILLION, OR $0.17 PER DILUTED SHARE -- -- FY06 NET INCOME INCREASED 117.5% TO $29.2 MILLION, OR $0.46 PER DILUTED SHARE --
                           -- COMPANY PROVIDES FINANCIAL OUTLOOK FOR 1Q07 AND FY07 --

99.2              March 12, 2007 - conference call transcript